                                                                      EXHIBIT 20

Chase Bank, Trustee                            Determination Date:     03-Jan-01
Manufactured Housing Contracts                 Remittance Date:        08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000D                      For the Period Ended    25-Dec-00
                                               Lock-Out Date:             Dec-05


Information for Clauses (a) through (s), Section 7.01 -
                                                                    Class I A-1      Class I A-2     Class I A-3     Class I A-4

 (a)  Class I A and Class I B Distribution Amounts                  3,314,873.45      354,562.50      261,762.50      393,420.00

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                     368,828.61
      (b) Partial Prepayments Received                                186,986.93
      (c) Principal Payments in Full (Scheduled Balance)            2,411,893.38
      (d) Liquidated Contract Scheduled Balance                             0.00
      (e) Section 3.05 Purchase Scheduled Balance                           0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)            0.00
                                                                   -------------   -------------   -------------   -------------
 Total Principal Distribution                                       2,967,708.92            0.00            0.00            0.00

 (c)  Interest Distribution                                           347,164.53      354,562.50      261,762.50      393,420.00
      Unpaid Interest Shortfall                                             0.00            0.00            0.00            0.00
                                                                   -------------   -------------   -------------   -------------
 Total Interest Distribution                                          347,164.53      354,562.50      261,762.50      393,420.00

 (d)  Beginning Class I A and Class I B Principal Balance          60,201,941.91   61,000,000.00   43,000,000.00   61,193,000.00
      Less: Principal Distribution                                  2,967,708.92            0.00            0.00            0.00
                                                                   -------------   -------------   -------------   -------------
      Remaining Class A and Class B Principal Balance              57,234,232.99   61,000,000.00   43,000,000.00   61,193,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                           286,966.29         (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                     0.00     Class I A-1      0.90847989
      Section 6.02 Reimbursement Amount                                 6,000.00     Class I A-2      1.00000000
      Reimburseable Fees                                                    0.00     Class I A-3      1.00000000
                                                                   -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                              292,966.29     Class I A-5      1.00000000
                                                                                     Class I M-1      1.00000000
                                                                                     Class I B-1      1.00000000
                                                                                     Class I B-2      1.00000000


Information for Clauses (a) through (s), Section 7.01 -
                                                                      Class I A-5      Class I M-1      Class I B-1     Class I B-2

 (a)  Class I A and Class I B Distribution Amounts                      83,904.10       76,903.57        82,423.18       121,170.08

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f)  Previously Undistributed Shortfalls in (a) through (e)

                                                                    -------------   -------------    -------------    -------------
 Total Principal Distribution                                                0.00            0.00             0.00             0.00

 (c)  Interest Distribution                                             83,904.10       76,903.57        82,423.18       121,170.08
      Unpaid Interest Shortfall                                              0.00            0.00             0.00             0.00
                                                                    -------------   -------------    -------------    -------------
 Total Interest Distribution                                            83,904.10       76,903.57        82,423.18       121,170.08

 (d)  Beginning Class I A and Class I B Principal Balance           12,523,000.00   11,132,000.00    11,132,000.00    15,305,694.00
      Less: Principal Distribution                                           0.00            0.00             0.00             0.00
                                                                    -------------   -------------    -------------    -------------
      Remaining Class A and Class B Principal Balance               12,523,000.00   11,132,000.00    11,132,000.00    15,305,694.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                      Original Balance           Rate
      Section 8.06 Reimbursement Amount                             63,000,000.00          6.9200%
      Section 6.02 Reimbursement Amount                             61,000,000.00          6.9750%
      Reimburseable Fees                                            43,000,000.00          7.3050%
                                                                    61,193,000.00          7.7150%
 Total Fees Due Servicer                                            12,523,000.00          8.0400%
                                                                    11,132,000.00          8.2900%
                                                                    11,132,000.00          8.8850%
                                                                    15,305,694.00          9.5000%




Information for Clauses (a) through (s), Section 7.01 -


 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance                                                                 Amt
      (f)  Previously Undistributed Shortfalls in (a) through (e)                           Total B-2        15,305,694.00
                                                                                            VMF Owned        10,000,000.00
 Total Principal Distribution                                                               B-2 Securitized   5,305,694.00
                                                                      1,721,310.46
 (c)  Interest Distribution                                           2,089,452.60
      Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                            When
 (d)  Beginning Class I A and Class I B Principal Balance                                    272,519,926.99
      Less: Principal Distribution                                    2,967,708.92          is less than
                                                                                             278,285,694.00
                                                                                                       0.10
      Remaining Class A and Class B Principal Balance                                         27,828,569.40
 (e)  Fees Due Servicer                                                                     We can prepay
      Monthly Servicing Fee                                                          Rate
      Section 8.06 Reimbursement Amount                                  Class A-1   6.920%   60,201,941.91    4,165,974
      Section 6.02 Reimbursement Amount                                  Class A-2   6.975%   61,000,000.00    4,254,750
      Reimburseable Fees                                                 Class A-3   7.305%   43,000,000.00    3,141,150
                                                                         Class A-4   7.715%   61,193,000.00    4,721,040
 Total Fees Due Servicer                                                 Class A-5   8.040%   12,523,000.00    1,006,849
                                                                         Class A-6   8.290%   11,132,000.00      922,843
                                                                         Class B-1   8.885%   11,132,000.00      989,078
                                                                         Class B-2   9.500%   15,305,694.00    1,454,041
                                                                                             275,487,635.91   20,655,725


Information for Clauses (a) through (s), Section 7.01 -


 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance                   Percent    Interest
      (f)  Previously Undistributed Shortfalls in (a) through (e)   100.00%   121,170.08
                                                                     65.34%    79,166.67


 Total Principal Distribution                                        34.66%    42,003.41

 (c)  Interest Distribution
      Unpaid Interest Shortfall

 Total Interest Distribution

 (d)  Beginning Class I A and Class I B Principal Balance
      Less: Principal Distribution


      Remaining Class A and Class B Principal Balance

 (e)  Fees Due Servicer
      Monthly Servicing Fee
      Section 8.06 Reimbursement Amount
      Section 6.02 Reimbursement Amount
      Reimburseable Fees

 Total Fees Due Servicer




                                                                      7.50%

Chase Bank, Trustee                            Determination Date:     03-Jan-01
Manufactured Housing Contracts                 Remittance Date:        08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000D                      For the Period Ended    25-Dec-00
                                               Lock-Out Date:             Dec-05

                                                               Unpaid                                                       Unpaid
                                                  No. of      Principal              Delinquency as of        No. of       Principal
(f)  Delinquency as of the Due Period           Contracts      Balance               Calendar Month End      Contracts      Balance
      31-59 Days Delinquent                         126       5,083,058              31-59 Days Delinquent      72         2,667,834
      60-89 Days Delinquent                          23       1,161,718              60-89 Days Delinquent      16           897,772
      90+ Days Delinquent                             4         173,185              90+ Days Delinquent         3           154,843

      3-Month Avg Thirty-Day Delinquency Ratio  n/a                                  3-Month Avg Thirty-Day Delinquency Ratio    n/a
      3-Month Avg Sixty-Day Delinquency Ratio   n/a                                  3-Month Avg Sixty-Day Delinquency Ratio     n/a

 (g)  Section 3.05 Repurchases                                     0.00

 (i)  Class R Distribution Amount                            368,142.14                   Acquisition Loss Amount
      Reposession Profits                                          0.00
                                                                                     Current Month Acquisition Loss Amount         0

 (j)  Principal Balance of Contracts in Repossession          95,115.30              Cumulative Acquisition Loss Amount            0

 (k)  Aggregate Net Liquidation Losses                             0.00

 (l)  (x) Class B-2 Formula Distribution Amount              121,170.08
      (y) Remaining Amount Available                         489,312.22
                                                           ------------
      Amount of (x) over (y)                                       0.00

 (m)  Class B-2 Liquidation Loss Amount                            0.00

 (n)  Guarantee Payment                                            0.00

 (o)  Unadvanced Shortfalls                                        0.00

                                                   No.    $

 (p)  Units repossessed                             2         44,972.36

 (q)  Principal Prepayments paid                           2,598,880.31

 (r)  Scheduled Principal Payments                           368,828.61

 (s)  Weighted Average Interest Rate                              11.54%

Chase Bank, Trustee                            Determination Date:     03-Jan-01
Manufactured Housing Contracts                 Remittance Date:        08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000D                      For the Period Ended    25-Dec-00
                                               Lock-Out Date:             Dec-05

                     Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt         5,162,852.58
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st     332,881.69

(ii)  Monthly Advance made                                                     0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                     15,493.27
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                  959.25

(v)   Principal due Holders                                                    0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                         145,480.43

(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                    16,578.55

(ii) Due to the Servicer Pursuant to Section 6.02:
  (i)   Section 3.05 Purchases (Due Seller)                                    0.00
  (ii)  Reimbursement for taxes from Liquidation Proceeds                      0.00
  (iii) Monthly Servicing Fee                                            286,966.29
  (iv)  Reimburseable Liquidation Expenses                                 6,000.00
  (v)   Section 6.04(c) reimbursement                                          0.00
  (vi)  Section 8.06 reimbursement                                             0.00
  (vii) Amounts not required to be deposited-SubServicer-21st                  0.00

Total Due Servicer                                                       292,966.29

Available Distrubution Amount-Vanderbilt                               4,739,899.13
Available Distrubution Amount-SubServicer-21st                           317,262.39

To Class A and B                                                       4,689,019.38

Monthly Excess Cashflow                                                  368,142.14

Weighted Average Remaining Term (months)                                     241.00

      Scheduled Balance Computation

      Prior Month Balance                                            275,487,635.91

      Current Balance                          272,574,343.50
        Adv Principal                               25,506.91
        Del Principal                               79,923.42
      Pool Scheduled Balance                                         272,519,926.99

      Principal Payments in Full                 2,411,893.38
      Partial Prepayments                          186,986.93

      Scheduled Principal                          368,828.61

      Collateral Balance                                             272,574,343.50